Exhibit 99.2

Second Quarter Fiscal Year 2026 Earnings Conference Call DECEMBER 9, 2025 CORRECTED AS OF 12/10/25

Safe Harbor Statement

This press release contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as "will," "believe," "anticipate," "expect," "estimate," "intend," "project," "plan," or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, whether due to restrictions and sanctions imposed by foreign governments or otherwise; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions and/or changing government priorities; adverse impacts of any U.S. government shutdown; our ability to realize the anticipated benefits of the BlueHalo transaction or other acquisitions; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers' and/or our suppliers' information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions, or litigation that may arise from or in conjunction with our recent acquisition of BlueHalo; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents, outstanding convertible notes or merger agreement with BlueHalo; our ability to attract and retain skilled employees, including retention of BlueHalo employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2025 AEROVIRONMENT, INC.

© 2025 AEROVIRONMENT, INC. [ 3 ] AV launched several new products aligned to our customers' highest priorities and continued to execute on expanding manufacturing capacity Record second quarter revenue of nearly $473 million driven by strong sales in the AxS segment Raising lower end of FY26 revenue guidance ; fiscal year revenue guidance now between $1.95 and $2.0 billion Record second quarter contract awards with a ceiling of $3.5 billion ; bookings of nearly $1.4 billion; funded backlog of $1.1 billion and unfunded backlog of $3.0 billion 1 Second Quarter Fiscal Year 2026 Key Messages 1 REFER TO APPENDIX F FOR DEFINITIONS OF AWARDS, BOOKINGS, FUNDED BACKLOG AND UNFUNDED BACKLOG CORRECTED AS OF 12/10/25

CORRECTED AS OF 12/10/25

Second Quarter Fiscal Year 2026 Results

Metric	Q2 FY26	Notes
Revenue	$472.5 M	• Strong revenue growth in AxS segment • Increased services mix with BlueHalo acquisition and higher intangible amortization • Adjusted SG&A = 14% of revenue[3] • R&D = 8% of revenue
GAAP Gross Margin	$104.1 M	
Non-GAAP Adjusted EBITDA[1]	$45.0 M	
Non-GAAP EPS (diluted)[2]	$0.44	
Funded Backlog	$1.1 B	Strong backlog from AxS
Unfunded Backlog	$3.0 B	Strong unfunded backlog from both segments

[1] Q2 GAAP NET LOSS WAS ($17.1M). REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[2] Q2 GAAP EPS WAS ($0.34) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE ON APPENDIX A.
[3] GAAP SG&A WAS 21% of Q2 REVENUE. REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.

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© 2025 AEROVIRONMENT, INC.

© 2025 AEROVIRONMENT, INC. [ 5 ] $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 AxS $261.4 $223.4 $330.6 $285.3 $301.6 SCDE $170.9 $160.0 $163.5 $169.4 $170.9 $383.4 $472.5 $454.7 $432.3 $ 494.1 Revenue Mix, Adjusted Profitability and Non - GAAP EPS 1 PRO FORMA FY25 QUARTERLY REVENUE (unaudited) INCLUDES BLUEHALO REVENUES FROM BEFORE ACQUISITION. 2 Q2 FY26 GAAP PRODUCT MARGIN: 25.7% | SERVICE MARGIN 13.9%. REFER TO GAAP TO NON - GAAP RECONCILIATION OF GROSS MARGIN ON APPENDI X B. 3 REFER TO RECONCILIATION OF NON - GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A. QUARTERLY REVENUE BY SEGMENT 1 AxS : Autonomous Systems SCDE : Space, Cyber and Directed Energy 36% 33% 13% 14% 29% 27% 0% 20% 40% Q1 FY26 Q2 FY26 Adj Product Margin Adj Service Margin Total Adj Gross Margin $ 0.47 $ 0.44 $- $0.20 $0.40 $0.60 $0.80 $1.00 Q2 FY25 Q2 FY26 NON - GAAP DILUTED EPS 3 Q2 FY26 Revenue: 69% Product | 31% Services ($M) ADJUSTED GROSS MARGIN 2

© 2025 AEROVIRONMENT, INC. [ 6 ] Year over Year Revenue Comparison by Operating Group ** INCLUDES FY25 PRO FORMA REVENUE (unaudited) FOR BLUEHALO

© 2025 AEROVIRONMENT, INC. [ 7 ] YTD Revenue Comparison by Operating Group ** INCLUDES FY25 PRO FORMA REVENUE (unaudited) FOR BLUEHALO

Updated Guidance: Fiscal 2026 Outlook

AS OF 12/09/2025	FY26 Q2 RESULTS	FY26 GUIDANCE	NOTES / ASSUMPTIONS
Revenue	**$472.5 million**	$1.95 to $2.0 billion	Q3 = 45% Q4 = 55%
Adjusted EBITDA 9.5% of Revenue	**$45.0 million**[3]	$300 million–$320 million[2] ~15.7% at mid-point[2]	• Adj EBITDA % Trending 8%-10% in Q2 to High Teens % by Q4 • IRAD 6% to 8% • Adj SG&A 12% to 14% (excludes intangible amortization and deal and integration expenses)[5] • Stock Based Compensation of approx. $38 Million for FY26 • Second half Adj EBITDA forecast 30% in Q3 and 70% in Q4
Non-GAAP Earnings Per Share (diluted)	**$0.44**[4]	$3.40 – $3.55[1]	
Capital Expenditures	**3.7%**	6% – 8%	• Includes Cloud Implementation Capital Expenditures • Includes Software Capitalization • Includes Integration related Capital Expenditures
Other			• Deal & Integration Expenses $37M-$42M • Excluding Capital Expenditures

[1] Q2 GAAP EPS OF $(0.34). REFER TO FORECASTED EARNINGS PER DILUTED SHARE RECONCILIATION ON APPENDIX D.
[2] Q2 GAAP NET LOSS OF $(17.1M). REFER TO FORECASTED NON-GAAP ADJUSTED EBITDA RECONCILIATION ON APPENDIX E.
[3] REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[4] REFER TO RECONCILIATION OF FISCAL YEAR 2026 QUARTER 2 NON-GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A.
[5] REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.

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© 2025 AEROVIRONMENT, INC.
AV

© 2025 AEROVIRONMENT, INC. [ 9 ] Revenue [Millions] Visibility for FY26 1 BASED ON MIDPOINT OF GUIDANCE RANGE OF $1.95 TO $2.0 BILLION. $454.7 $927.2 $1,003.8 $855.7 $675.7 $115.5 $43.8 $245.4 $175.4 $186.8 $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Q4 FY25 (6/24/25) Q1 FY26 (9/9/25) Q2 FY26 (12/9/25) Q3 FY26 Q4 FY26 Revenue: Unfunded Backlog Anticipated this FY Revenue: Qtr-to- Date Bookings Anticipated this FY Revenue: Funded Backlog Anticipated this FY Revenue Year-to- Date $ 112.0 Company visibility supports revenue guidance range 70 % visibility 1 Revenue Guidance Range : $ 1.95 to $ 2.0B 82 % visibility 1 93 % visibility 1

Major Second Quarter and Subsequent Awards



_SPACE & DIRECTED ENERGY
1
$75M
Space Force Award for Two BADGER Systems Strengthens SCAR Production
PROGRAM:
SCAR



_CUAS & PRECISION STRIKE
2
$96M
Contract to Deliver FE-1 for U.S. Army's Long-Range Kinetic Interceptor
PROGRAM:
LRKI



_CYBER & MISSION SOLUTIONS
3
$98M
Generative Environment for the Next Era of Spectral Imaging Simulators
PROGRAM:
GENESIS



_SPACE & DIRECTED ENERGY
4
$385M
Contract Award for Long-haul Laser Communications Terminals
PROGRAM:
KAIROS



_CYBER & MISSION SOLUTIONS
5
$500M
Air Force Contract to Advance Electromagnetic Survivable Materials
PROGRAM:
HELMSSMAN



_CUAS & PRECISION STRIKE AND UNCREWED AIRCRAFT SYSTEMS
6
$874M
Contract to Deliver Puma, Raven, P550, JUMP 20, C-UAS & Switchblade Systems
PROGRAM:
FMS IDIQ

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© 2025 AEROVIRONMENT, INC.

Financial Tables

© 2025 AEROVIRONMENT, INC. [ 12 ] Reconciliation of Non - GAAP Earnings per Diluted Share (unaudited) APPENDIX A - FINANCIAL TABLES Three months ended November 1, 2025 Three months ended August 2, 2025 $ (0.34) $ (1.44) Loss per diluted share $ 0.13 $ 0.52 Acquisition - related expenses $ 0.77 $ 1.34 Amortization of acquired intangible assets and other purchase accounting adjustments $ (0.12) $ (0.10) Equity Method and equity securities investments activity, net $ 0.44 $ 0.32 Earnings per diluted share as adjusted (non - GAAP)

© 2025 AEROVIRONMENT, INC. [ 13 ] GAAP to NON - GAAP Reconciliation of Adjusted Gross Margin APPENDIX B - FINANCIAL TABLES 2nd Quarter FY2026 1st Quarter FY2026 (in thousands) Products 83,640 $ 82,846 $ Gross Margin 23,482 $ 31,245 $ Intangible Amortization 107,122 $ 114,901 $ Adjusted Gross Margin 33% 36% Adj. Prod GM% Services 20,465 $ 12,272 $ Gross Margin 764 $ 6,134 $ Intangible Amortization 21,229 $ 18,406 $ Adjusted Gross Margin 14% 13% Adj. Service GM%

© 2025 AEROVIRONMENT, INC. [ 14 ] Net Income to EBITDA and non - GAAP Adjusted EBITDA Reconciliation APPENDIX C - FINANCIAL TABLES Fiscal 2nd Quarter 2026 Fiscal 1st Quarter 2026 (in $ millions) (17.1) (67.4) Net loss from continued operations (4.7) 17.4 Interest Expense, net (2.3) (15.2) Tax benefit 58.1 90.3 Depreciation and amortization 34.0 25.1 EBITDA (Non - GAAP) 1.4 0.9 Cloud amortization 8.6 11.4 Stock - based compensation 8.3 23.7 Acquisition - related expenses (7.3) (4.5) Equity method and equity security investment activity 45.0 $ 56.6 $ Adjusted EBITDA (Non - GAAP)

© 2025 AEROVIRONMENT, INC. [ 15 ] GAAP to Non - GAAP Reconciliation of Earnings per Diluted Share (Unaudited) APPENDIX D - FINANCIAL TABLES Fiscal year ended April 30, 2026 Fiscal year ended April 30, 2025 $(0.76) - (0.61) $1.55 Earnings (loss) per diluted share $0.74 $0.54 Acquisition - related expenses $3.63 $0.66 Amortization of acquired intangible assets and other purchase accounting adjustments 0 $0.06 Legal accrual $(0.21) $(0.18) Equity Method and equity securities investments activity, net 0 $0.65 Goodwill impairment $3.40 - 3.55 $3.28 Earnings per diluted share as adjusted (non - GAAP)

© 2025 AEROVIRONMENT, INC. [ 16 ] Reconciliation of 2026 Forecast and Fiscal Year 2025 Non - GAAP adjusted EBITDA (Unaudited) APPENDIX E - FINANCIAL TABLES Fiscal year ended April 30, 2025 Fiscal year ended April 30, 2026 (in millions) 44 $ (38) – (30) $ Net (loss) Income from continued operations 2 4 – 8 Interest Expense, net 1 (16) – (9) Tax (benefit) / provision 41 279 Depreciation and amortization 88 230 – 248 EBITDA (Non - GAAP) 2 7 Cloud amortization 22 38 Stock - based compensation 19 37 – 39 Acquisition - related expenses 18 0 UGV Goodwill Impairment (5) (12) Equity method and equity security investment activity 2 0 Legal Accrual 146 $ 300 – 320 $ Adjusted EBITDA (Non - GAAP)

APPENDIX F - FINANCIAL TABLES

CORRECTED AS OF 12/10/25

AVAV Contracting Related Definitions

Term	Definition	Q2 FY26 Results
Award	The *total potential value* of a contract at time of announcement, including all **base period value**, **priced options**, **expected follow-on periods**, and any **anticipated modifications** if they are contractually priced. Award represents the *maximum economic opportunity* associated with the contract but does **not** imply full near-term funding or customer obligation.	$3.5B
Bookings	The **value of new authorized/exercised contract awards and contract modifications** received during the reporting period. Bookings typically include the **total contract value** for new awards and the **incremental value** of modifications. Bookings include authorized contract values where the customer has provided contractual authority to perform work, even if funding has not yet been obligated, but does not include the unauthorized portion of TCV.	$1.4B (QTD) $1.7B (YTD)
Funded Backlog	The portion of backlog for which the customer has provided **appropriated, obligated funding** that the company is currently authorized to spend. Funded backlog is the most "cash-certain" portion of backlog, representing work the company can execute immediately and bill against. This is often driven by U.S. DoD funding obligations and contract increments.	$1.1B
Unfunded Backlog	The remaining value of awarded contracts for which the customer has **not yet obligated funding**. These amounts reflect **future expected funding**—commonly tied to multi-year programs where annual appropriations, options, or increments are still pending. Unfunded backlog is typical in large defense programs and is converted to funded backlog as appropriations and task orders are executed.	$3.0B
Book-to-Bill Ratio	The book-to-bill ratio measures the relationship between the value of new **orders booked** in a given period (Fiscal YTD) and the **revenue billed or recognized** over that same period. Book-to-bill ratio is calculated by dividing period bookings by period revenues.	1.84 (YTD)

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© 2025 AEROVIRONMENT, INC.

© 2025 AEROVIRONMENT, INC. [ 18 ] GAAP to non - GAAP Reconciliation of Adjusted SG&A (Unaudited) APPENDIX G - FINANCIAL TABLES FY2026 Full Year Forecast FY2025 2nd Quarter QTD FY2026 2nd Quarter QTD FY2025 (in thousands) SG&A Reconciliation 1,975,000 $ 820,627 $ 472,508 $ 188,458 $ Revenue 411,744 $ 158,753 $ 98,336 $ 37,916 $ Total SG&A 21% 19% 21% 20% Total SG&A % of Revenue 38,002 $ 19,291 $ 8,256 $ 3,684 $ Acquisition Expense 120,419 $ 4,001 $ 23,952 $ 1,075 $ Intangible Amortization 253,323 $ 135,461 $ 66,128 $ 33,157 $ Adjusted SG&A 13% 17% 14% 18% Adjusted SG&A % of Revenue

© 2025 AEROVIRONMENT, INC. [ 19 ] Q2 FY26 Total Unfunded Backlog Roll Forward APPENDIX H - FINANCIAL TABLES Total Unfunded Backlog ($M) Total Roll Forward Q1'26 Unfunded Backlog as of 8/2/2025 3,092$ Change in Unfunded Backlog due to Definition (937)$ Q2'26 Expired Unfunded Backlog (275)$ Q2'26 Orders Reducing Unfunded Backlog (4)$ Q2'26 New Unfunded Bookings 1,158$ Total Q2'26 Unfunded Backlog as of 11/1/2025 3,034$ CORRECTED AS OF 12/10/25